UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2008

NetSuite Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33870	94-3310471
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2955 Campus Drive, Suite 100 San Mateo, California	94403-2511
(Address of principal executive offices)	(Zip Code)

(650) 627-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On May 1, 2008, NetSuite Inc. (the “Company”) issued a press release announcing unaudited financial results for its quarter ended March 31, 2008. A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 on Form 8-K, certain of the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2008, the Compensation Committee of the Board of Directors (the “Committee”) approved the following salary and bonus compensation arrangements for the Company’s named executive officers, effective as of January 1, 2008:

Base Salary

The Committee approved an increase in the base salary for Zachary Nelson, the Company’s President and Chief Executive Officer to $450,000. Previously, Mr. Nelson’s base salary had been $375,000.

2008 Executive Bonus Plan

The Committee also amended the 2008 Executive Bonus Plan (the “Revised Plan”) to revise the target bonus amounts and payout criteria for the Company’s named executive officers. The Revised Plan target bonus payouts are as follows:

Executive officer	Position	Old target bonus	New target bonus
Zachary Nelson	President and Chief Executive Officer	$225,000	$450,000
Evan M. Goldberg	Chief Technology Officer	$125,000	$187,500
James McGeever	Chief Financial Officer	$150,000	$159,000
Dean Mansfield	President, Worldwide Sales and Distribution	$250,000	$250,000
Timothy Dilley	Executive Vice President, Services	$150,000	$150,000

Under the Revised Plan, the payment of target bonuses is tied to the achievement, on a quarterly basis, of a revenue target, a bookings target and a profit or loss target, as well as individual objectives for the named executive officers:

Executive officer	Revenue		New bookings	Operating income / (loss)	Individualized MBO’s
Zachary Nelson	40%		20%	20%	20%
Evan M. Goldberg	40%		20%	20%	20%
James McGeever	40%		20%	20%	20%
Dean Mansfield	40%		20%	20%	20%
Timothy Dilley	60	%(1)	—	20%	20%

(1)	Mr. Dilley’s revenue target includes separate targets for both professional services and renewal revenues weighted at 30% each. The revenue target for all other executive officers is based solely on total revenues.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
10.1*	2008 Executive Bonus Plan

99.1	Press release dated May 1, 2008, titled “NetSuite Announces Record First Quarter 2008 Results.”

*	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2008	NETSUITE INC.

	By:	/s/ JAMES MCGEEVER
James McGeever Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1*	2008 Executive Bonus Plan

99.1	Press release dated May 1, 2008, titled “NetSuite Announces Record First Quarter 2008 Results.”

*	Indicates management contract or compensatory plan or arrangement.

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